THIS OPTION AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR, AT THE OPTION OF THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, OR UNLESS SOLD PURSUANT TO AN EXEMPTION TO SUCH ACT.

                         COMMON STOCK PURCHASE OPTION

                               JORE CORPORATION

     THIS CERTIFIES that, for value received, Gary Houck, or registered assigns, is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof and at or prior to 11:59 p.m., Pacific time, on February 10, 2004 (the "Expiration Time"), but not thereafter, to acquire from Jore Corporation, a Montana corporation (the "Company"), 720 fully paid and nonassessable shares of common stock, or its equivalent, however designated, of the Company ("Option Stock"), the Exercise Price Per Share is $2,000.00 based on managements' valuation of all issued and outstanding stock of the Company as of the Date of Grant, subject to increase based on a pending valuation of the Company currently being conducted by Brueggeman and Johnson, P.C. (The Board of Directors of the Company approved the option grant at fair market value and authorized an independent valuation to confirm its valuation at the Date of Grant.) (the "Exercise Price") Such number of shares of Option Stock, type of security and the price per share of capital stock represented by the Exercise Price are subject to adjustment as provided herein, and all references to "Option Stock" and "Exercise Price" herein shall be deemed to include any such adjustment.

1. EXERCISE OF OPTION. The purchase rights represented by this Option are exercisable by the registered holder hereof, at any time and from time to time at or prior to the Expiration Time by the surrender of this Option and the Notice of Exercise form attached hereto duly executed to the principal corporate offices of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the Exercise Price for the shares thereby purchased (by cash or by check or bank draft payable to the order of the Company or by cancellation of indebtedness of the Company to the holder hereof, if any, at the time of exercise in an amount equal to the purchase price of the shares thereby purchased); whereupon the holder of this Option shall be entitled to receive from the Company a stock certificate in proper form representing the number of shares of Option Stock so purchased.

2. RIGHT TO CONVERT OPTION. The registered holder hereof shall have the right (but not the obligation) to require the Company to convert this Option, in whole or in part, at any time and from time to time at or prior to the Expiration Time, by the surrender of this Option and the Notice of Conversion form attached hereto duly executed to the office of the Company at the address set forth in Section 1 hereof (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), into shares of Option Stock as provided in this Section 2. Upon exercise of this conversion right (and without payment by the holder of the Exercise
Price), the holder hereof shall be entitled to receive that number of shares of Option Stock of the Company equal to the quotient obtained by dividing [(A - B)(X)] by (A), where:

               A = the Fair Market Value (as defined below) of one share of Option Stock on the date of conversion of this Option;

               B = the Exercise Price for one share of Option Stock under this Option; and

               X = the number of shares of Option Stock being surrendered pursuant to the executed Notice of Conversion.

     If the above calculation results in a negative number, then no shares of Option Stock shall be issued or issuable upon conversion of this Option.

     "Fair Market Value" of a share of Option Stock shall mean:

     (a) if the conversion right is being exercised in connection with a transaction specified in Section 9 hereof, the value of the consideration (determined, in the case of non-cash consideration, in good faith by the Board of Directors of the Company) to be received pursuant to such transaction by the holder of one share of Option Stock;

     (b) if the conversion right is being exercised after the occurrence of an initial public offering of common stock of the Company ("Common Stock"), the average of the high and low trading prices of a share of Common Stock as reported by the NASDAQ National Market (or equivalent recognized source of quotations) for the three trading days prior to the surrender of this Option for conversion in accordance with the terms hereof; or

     (c) in all other cases, the fair value as determined in good faith by the Board of Directors of the Company.

     Upon conversion of this Option in accordance with this Section 2, the registered holder hereof shall be entitled to receive a certificate for the number of shares of Option Stock determined in accordance with the foregoing.

3. ISSUANCE OF SHARES; NO FRACTIONAL SHARES OR SCRIP. Certificates for shares purchased hereunder or issuable upon conversion hereof shall be delivered to the holder hereof by the Company's transfer agent at the Company's expense within a reasonable time after the date on which this Option shall have been exercised or converted in accordance with the terms hereof. Each certificate so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or, subject to applicable laws, other name as shall be requested by such holder. If, upon exercise or conversion of this Option, fewer than all of the shares of Option Stock evidenced by this Option are purchased prior to the Expiration Time, one or more new Options substantially in the form of, and on the terms in, this Option will be issued for the remaining number of shares of Option Stock not purchased upon exercise or conversion of this Option. The Company hereby represents and warrants that all shares of Option Stock which may be issued upon the exercise or conversion of this Option will, upon such exercise or conversion, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the holder of the Option Stock). The Company agrees that the shares so issued shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Option shall have been surrendered for exercise or conversion in accordance with the terms hereof. No fractional shares or scrip representing fractional shares shall be issued upon the exercise or conversion of this Option. With respect to any fraction of a share called for upon the exercise or conversion of this Option, an amount equal to such fraction multiplied by the then current price at which each share may be purchased hereunder shall be paid in cash to the holder of this Option.

4. CHARGES, TAXES AND EXPENSES. Issuance of certificates for shares of Option Stock upon the exercise or conversion of this Option shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Option or in such name or names as may be directed by the holder of this Option; PROVIDED, HOWEVER, that in the event certificates for shares of Option Stock are to be issued in a name other than the name of the holder of this Option, this Option when surrendered for exercise or conversion shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof.

5. NO RIGHTS AS SHAREHOLDERS. This Option does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise or conversion hereof.

6. EXCHANGE AND REGISTRY OF OPTION. This Option is exchangeable, upon the surrender hereof by the registered holder at the above-mentioned office or agency of the Company, for a new Option of like tenor and dated as of such exchange. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of this Option. This Option may be surrendered for exchange, transfer, exercise or conversion, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

7. LOSS, THEFT, DESTRUCTION OR MUTILATION OF OPTION. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Option, and in case of loss, theft or destruction of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Option, if mutilated, the Company will make and deliver a new Option of like tenor and dated as of such cancellation, in lieu of this Option.

8. SATURDAYS, SUNDAYS AND HOLIDAYS. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

9. MERGER, SALE OF ASSETS, ETC. If at any time the Company proposes to merge or consolidate with or into any other corporation, effect any reorganization, or sell or convey all or substantially all of its assets to any other entity, in a transaction in which the shareholders of the Company immediately before the transaction will own immediately after the transaction less than a majority of the outstanding voting securities of the entity (or its parent) succeeding to the business of the Company, then the Company shall give the holder of this Option sixty (60) days' prior written notice of the proposed effective date of such transaction, and if this Option has not been exercised or converted by or on the effective date of such transaction, it shall terminate.

10. SUBDIVISION, COMBINATION, RECLASSIFICATION, CONVERSION, ETC. If the Company at any time shall, by subdivision, combination, reclassification of securities or otherwise, change the Option Stock into the same or a different number of securities of any class or classes, this Option shall thereafter entitle the holder to acquire such number and kind of securities as would have been issuable in respect of the Option Stock (or other securities which were subject to the purchase rights under this Option immediately prior to such subdivision, combination, reclassification or other change) as the result of such change if this Option had been exercised in full for cash immediately prior to such change. The Exercise Price hereunder shall be adjusted if and to the extent necessary to reflect such change. If the Option Stock or other securities issuable upon exercise or conversion hereof are subdivided or combined into a greater or smaller number of shares of such security, the number of shares issuable hereunder shall be proportionately increased or decreased, as the case may be, and the Exercise Price shall be proportionately reduced or increased, as the case may be, in both cases according to the ratio which the total number of shares of such security to be outstanding immediately after such event bears to the total number of shares of such security outstanding immediately prior to such event. The Company shall give the holder prompt written notice of any change in the type of securities issuable hereunder, any adjustment of the Exercise Price for the securities issuable hereunder, and any increase or decrease in the number of shares issuable hereunder.

11.  TRANSFERABILITY; COMPLIANCE WITH SECURITIES ACT

     (a) Prior to the Expiration Time and subject to compliance with applicable laws, this Option and all rights hereunder are transferable by the holder hereof, in whole or in part, at the office or agency of the Company referred to in Section 1 hereof. Any such transfer shall be made in person or by the holder's duly authorized attorney, upon surrender of this Option together with the Assignment Form attached hereto properly endorsed.

     (b) Each certificate representing the Securities or other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

          "These securities have not been registered under the securities act of 1933, as amended (the "act"), or any state securities laws. They may not be sold, offered for sale, pledged, hypothecated or otherwise transferred n the absence of a registration statement in effect with respect to the securities under such act or, at the option of the company, an opinion of counsel reasonably satisfactory to the company that such registration is not required, or unless sold pursuant to an exemption to such act."

12.  REPRESENTATIONS AND WARRANTIES

     The Company hereby represents and warrants to the holder hereof that:

          (a) during the period this Option or the Option Stock issuable hereunder is outstanding, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon conversion of the Option Stock issuable upon exercise or conversion of this Option;

          (b) the issuance of this Option shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares of Option Stock issuable upon exercise or conversion of this Option;

          (c) the Company has all requisite legal and corporate power to execute and deliver this Option, to sell and issue the Option Stock hereunder, to issue the Common Stock issuable upon conversion of the Option Stock and to carry out and perform its obligations under the terms of this Option; and

          (d) all corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Option by the Company, the authorization, sale, issuance and delivery of the Option Stock and the Common Stock issuable upon conversion of the Option Stock, the grant of registration rights as provided herein and the performance of the Company's obligations hereunder has been taken;

          (e) the Option Stock and the Common Stock issuable upon conversion of the Option Stock, when issued in compliance with the provisions of this Option and the Articles, will be validly issued, fully paid and nonassessable, and free of all taxes, liens or encumbrances with respect to the issue thereof, and will be issued in compliance with all applicable federal and state securities laws; and

          (f) the issuance of the Option Stock and the Common Stock issuable upon conversion of the Option Stock will not be subject to any preemptive rights, rights of first refusal or similar rights.

13. COOPERATION. The Company will not, by amendment of its Articles or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Option and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Option against impairment.

14. GOVERNING LAW. This Option shall be governed by and construed in accordance with the laws of the State of Montana.

     IN WITNESS WHEREOF, the Company has caused this Option to be executed by its duly authorized officers.

Dated: February 10, 1999           JORE CORPORATION, a Montana corporation,


                                   By: /s/ Matt Jore
                                       ------------------------------------
                                       Matt Jore, President

ACCEPTED:


/s/ Gary Houck
------------------------------------
Gary Houck

                              NOTICE OF EXERCISE

To:  JORE CORPORATION

     (1) The undersigned hereby elects to purchase shares of common stock (or equivalent capital stock, however designated) of Jore Corporation pursuant to the terms of the attached Option, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

     (2) Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

     ----------------------------
     (Name)


     ----------------------------
     (Address)

     (3) The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.


----------------------------               ----------------------------
          (Date)                                     (Signature)

                              NOTICE OF CONVERSION

To:  JORE CORPORATION

     (1) The undersigned hereby elects to convert the attached Option into such number of shares of Jore Corporation as is determined pursuant to such Option, which conversion shall be effected pursuant to the terms of the attached Option.

     (2) Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:


     ----------------------------
     (Name)


     ----------------------------
     (Address)

     (3) The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.


----------------------------               ----------------------------
          (Date)                                     (Signature)

                                ASSIGNMENT FORM

     (To assign the foregoing Option, execute this form and supply required information. Do not use this form to purchase shares.)

     FOR VALUE RECEIVED, the foregoing Option and all rights evidenced thereby are hereby assigned to

------------------------------------------------------------------------
     (Please Print)

whose address is
                 -------------------------------------------------------
     (Please Print)

                             Dated:
                                    ------------------------------------

                             Holder's Signature:
                                                 -----------------------

                             Holder's Address:
                                               -------------------------

                             -------------------------------------------

Guaranteed Signature:
                      --------------------------------------------------

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Option, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Option.